UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2005

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)

1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C.  20004
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 393-1101

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

      On May 20, 2005, Harman International Industries, Incorporated, a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to its Multi-Currency, Multi-Option Credit Agreement dated as of August 14, 2002 (the “Credit Agreement”), among JPMorgan Chase Bank, N.A., as administrative agent and arranger, Bank of Nova Scotia, as documentation agent, and the other banks and financial institutions party thereto.

      The Amendment modifies the Credit Agreement to permit the Company, after May 20, 2005, to purchase or repurchase shares of its capital stock in an aggregate amount not to exceed $100 million.

      JPMorgan Chase Bank, N.A. and its affiliates have provided and may in the future provide certain advisory and investment banking services in the ordinary course of business for the Company, for which they receive customary fees and expenses.

      A copy of the Amendment is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

         The Credit Agreement will expire in August 2005.  The Company is in discussions to replace the Credit Agreement and presently expects to enter into a new facility prior to June 30, 2005.  The Company expects the new facility will permit the Company to pay dividends or repurchase shares of its capital stock provided that it is in compliance with the financial covenants in that new agreement.

Item 9.01.    Financial Statements and Exhibits.

            (c)     Exhibits

Exhibit No.         Description

       10.1              First Amendment, dated as of May 20, 2005, with respect to the Multi
                            Currency, Multi Option Credit Agreement, dated August 14, 2002, among the Company and the several lenders from time to time parties thereto.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                            HARMAN INTERNATIONAL INDUSTRIES,                                                                             INCORPORATED

                                                                            By:   /s/ Frank Meredith
                                                                                     Frank Meredith
                                                                                    Executive Vice President, Chief Operating
                                                                                    Officer and Chief Financial Officer

Date:  May 24, 2005

EXHIBIT INDEX

Exhibit No.       Description

      10.1             First Amendment, dated as of May 20, 2005, with respect to the Multi-
                          Currency, Multi-Option Credit Agreement, dated August 14, 2002, among the Company and the several lenders from time to time parties thereto.